UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1 )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

Citius Pharmaceuticals, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Citius Pharmaceuticals, Inc.

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 15, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Citius Pharmaceuticals, Inc. The meeting will be held on  September 15, 2016 at 8:00 a.m. (local time) at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016, for the following purposes:

1.	To elect seven (7) directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Wolf & Company, P.C. as the independent registered public accounting firm of the Company for the year ending September 30, 2016;

3.

To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 200,000,000 shares of common stock;

4.

To grant the Board of Directors the authority, in its sole discretion, to approve an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than 1-for-8 and not more than 1-for-20 at any time prior to  September 15, 2017, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;

5.	To approve, on an advisory basis, the compensation of the Company's named executive officers;

6.	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;

7.

To approve a change in the state of incorporation of the Company to Delaware from Nevada, if at all, on or before  September 15, 2017, by merging the Company with and into a newly formed Delaware subsidiary, pursuant to an agreement and plan of merger, in connection with which the Certificate of Incorporation and Bylaws of the Delaware corporation shall become the Certificate of Incorporation and Bylaws of the Company; and

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is [•], 2016. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Myron Holubiak
Director, Chief Executive Officer and President

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone. Instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still revoke that vote and vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 15, 2016.

Our proxy statement, Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which are enclosed with this mailing are also available at https://materials.proxyvote.com/17322U.

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Citius Pharmaceuticals, Inc.

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Citius Pharmaceuticals, Inc. ("Citius", the "Company", "we", "our", or "us") in connection with the annual meeting of stockholders of the Company to be held on  September 15, 2016 at 8:00 a.m. (local time) at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016 (the "Annual Meeting").

Additional copies of this proxy statement, the Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2016, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company's Secretary, 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on  September 15, 2016.

This proxy statement, form of proxy, and the accompanying Annual Report on Form 10-K and Quarterly Report on Form 10-Q are available at https://materials.proxyvote.com/17322U.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the directors of the Company. Stockholders of record may vote in person, by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES

The close of business on [•], 2016 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote [•] shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting.

Pursuant to the Company's bylaws the vote of a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to (i) elect directors, (ii) ratify the appointment of the independent auditors for 2016, (iii) approve the compensation of the Company's named executive officers and (iv) recommend the frequency by which the Company should conduct future stockholder advisory votes on named executive officer compensation.

The affirmative vote of a majority of the shares of common stock outstanding will be required to (i) approve an increase to the authorized shares of common stock, (ii) approve the reverse stock split and (iii) approve a change in the state of incorporation of the Company.

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The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Annual Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as "broker non-votes."

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Citius Pharmaceuticals, Inc. is soliciting your proxy to vote at the 2016 Annual Meeting of Stockholders. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on  September 15, 2016 at 8:00 a.m. (local time) at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card or follow the instructions on the enclosed proxy card to vote via the Internet or by telephone.

We are mailing this proxy statement, the accompanying proxy card, our Annual Report on Form 10-K for the year ended September 30, 2015 and our Quarterly Report on Form 10-Q for the period ended March 31, 2016 on or about [•], 2016 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on [•], 2016 the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On [•], 2016, there were [•] shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on [•], 2016, your shares of Citius Pharmaceuticals, Inc. common stock were registered directly in your name with our transfer agent, Vstock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting, via the Internet or by telephone, or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on [•], 2016, your shares of Citius Pharmaceuticals, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

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What am I voting on?

There are seven matters scheduled for a vote at the Annual Meeting: (1) to elect seven (7) directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (2) ratify the selection of Wolf & Company, P.C. as the independent registered public accounting firm of the Company for the year ending September 30, 2016, (3) to approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 200,000,000 shares of common stock, (4) to approve an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company's common stock at a specific ratio, within a range of 1-for-8 and 1-for-20, to be determined by the Company's Board of Directors in its sole discretion and effective, if at all, on or before September 15, 2017, (5) to approve, on an advisory basis, the compensation of the Company's named executive officers, (6) to recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation and (7) to approve the reincorporation of the Company to the State of Delaware, if at all, on or before September 15, 2017.

Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of [•], 2016.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present or represented by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in "street name" and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the board of directors. You may vote "FOR", "AGAINST" or "ABSTAIN" on any other proposals.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See "How many votes are needed to approve each Proposal?"

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain "discretionary" (or routine) items, but it will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as "broker non-votes". Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, for approval of an amendment to the Company's Amended and Restated Articles of Incorporation which will grant to the Board of Directors the power to increase the number of authorized shares of the Company, for approval of an amendment to the Company's Amended and Restated Articles of Incorporation which will grant to the Board of Directors the power to effect a reverse stock split of the Company's common stock at a specific ratio, within a range of 1-for-8 and 1-for- 20, for approval , on an advisory basis, the compensation of the Company's named executive officers, for approval of frequency on pay and for approval of the reincorporation to the State of Delaware, but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm).

How many votes are needed to approve each Proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Election of seven (7) members to our Board of Directors	A majority of the votes cast	No
Ratification of the Appointment of Wolf & Company, P.C. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending September 30, 2016	A majority of the votes cast	Yes

Approval of an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 200,000,000 from 90,000,000	A majority of the shares of common stock outstanding	No

Approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than 1-for-8 and not more than 1-for-20 at any time prior to  September 15, 2017

	A majority of the shares of common stock outstanding	No
Approval, on an advisory basis, the compensation of the Company's named executive officers	A majority of the votes cast	No

Approval, on an advisory basis, a three-year frequency for holding an advisory vote on executive compensation	A majority of the votes cast	No
Reincorporation of the Company to the State of Delaware from the State of Nevada	A majority of the shares of common stock outstanding	No

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Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a written notice that you are revoking your proxy to Corporate Secretary, Citius Pharmaceuticals, Inc., 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

●	If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four (4) business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, or vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year's annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the "SEC"). To be considered for inclusion in next year's proxy materials, you must submit your proposal in writing by March 24, 2017 to our Corporate Secretary, Citius Pharmaceuticals, Inc., 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of  August 3, 2016 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percentage of Shares of Common Stock Beneficially Owned(3)
Myron Holubiak	8,424,927	(4)	11.43%
Leonard Mazur(5)	25,280,223	(5)	32.43%
Suren Dutia	340,000	(6)	*
Dr. William Kane	120,704	(7)	*
Howard Safir	120,704	(7)	*
Carol Webb	120,704	(7)	*
Eugene Holuka	24,141	(8)	*
All executive officers and directors as a group (6 people)	34,431,403		43.40%
5% holders
Dr. Reinier Beeuwkes	8,013,959		10.97%
Geoffrey C. Clark (9)	7,960,238	(10)	10.90%
Citius Special Purpose Fund, LLC (11)	8,690,746	(12)	11.23%
Citius Investment Fund, LP (13)	4,933,330	(14)	6.53%
Lifestyle Healthcare, LLC (15)	5,262,392	(16)	7.04%

_____________

* Less than 1%.

(1)	The address for our officers and directors is c/o of the Company, 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of  August 3, 2016 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage based on 73,038,061 shares of Common Stock issued and outstanding at August 3, 2016.

(4)	Includes (i) 7,754,498 shares of common stock, (ii) an option to purchase 310,000 shares of common stock and (iii) a warrant to purchase 294,217 shares of common stock.

(5)

Includes (i) 20,373,889 shares of common stock held by Leonard Mazur, (ii) an option to purchase 2,800,000 shares of common stock and (iii) warrants to purchase an aggregate of 2,106,334 shares of common stock.

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(6)	Includes an option to purchase 340,000 shares of common stock.

(7)	Includes an option to purchase 120,704 shares of common stock.

(8)	Includes an option to purchase 24,141 shares of common stock.

(9)	Geoffrey C. Clark is the trustee of Geoffrey C. Clark Revocable Trust, and in andin such capacities he is deemed to hold voting and dispositive power over the securities held by such entity.

(10)	Includes 7,432,502 shares of common stock held by Geoffrey C. Clark Revocable Trust.

(11)	Joe McGowan is the control person, and in such capacity he is deemed to hold voting and dispositive power over the securities held by such entity.

(12)	Includes (i) 4,345,373 shares of common stock and (ii) a warrant to purchase 4,345,373 shares of common stock.

(13)	Frank Cardia is the control person, and in such capacity he is deemed to hold voting and dispositive power over the securities held by such entity.

(14)	Includes (i) 2,466,665 shares of common stock and (ii) a warrant to purchase 2,466,665 shares of common stock.

(15)	Nickolay Kukekov is the manager, and in such capacity he is deemed to hold voting and dispositive power over the securities held by such entity.

(16)	Includes (i) 3,562,325 shares of common stock and (ii) a warrant to purchase 1,700,067 shares of common stock.

PROPOSAL 1

ELECTION OF DIRECTORS

At this Annual Meeting, seven (7) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company's next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board of Directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director's death, resignation or removal.

Biographical and certain other information concerning the Company's nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Background of Nominees

BOARD NOMINEES

Name	Age

Myron Holubiak	69

Leonard Mazur	71

Suren Dutia	74

Carol Webb	69

Dr. William Kane	72

Howard Safir	74

Dr. Eugene Holuka	57

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Myron Holubiak

Myron Holubiak is the Chief Executive Officer and President of the Company and has been a member of the Board since October 2015. Mr. Holubiak has extensive experience in managing and advising large and emerging pharmaceutical and life sciences companies. Mr. Holubiak was the President of Roche Laboratories, Inc. ("Roche"), a major research-based pharmaceutical company, from December 1998 to August 2001. Prior to that, he held sales and marketing positions at Roche during his 19-year tenure. Since September, 2002, Mr. Holubiak has served on the board of directors and until July 1, 2016 was the Chairman of the board of BioScrip, Inc. ("BioScrip") (Nasdaq: BIOS), a leading national provider of infusion and home care management solutions. BioScrip partners with physicians, hospital systems, facilities-based providers, healthcare payors and pharmaceutical manufacturers to provide patients access to post-acute care services. Since July 2010, Mr. Holubiak has served as a member of the board of directors of Assembly Biosciences, Inc. ("Assembly") (Nasdaq: ASMB) and its predecessor Ventrus Biosciences, Inc. ("Ventrus"). Assembly is a biopharmaceutical company developing innovative treatments for hepatitis B virus infection (HBV) and C. difficile-associated diarrhea (CDAD). Ventrus previously developed a treatment for hemorrhoids, however, phase 3 clinical trials of their compound (which was a new molecular entity and not previously approved HC/Lido) failed to demonstrate efficacy. After Ventrus' merger with Assembly, this program was discontinued. In March, 2013, Mr. Holubiak co-founded Leonard-Meron Biosciences, Inc. ("LMB"), the Company's wholly-owned subsidiary, and he served as the Chief Executive Officer and President of LMB until March, 2016. In addition, Mr. Holubiak was also a trustee of the Academy of Managed Care Pharmacy Foundation until 2016. Mr. Holubiak received a B.S. in Molecular Biology and Biophysics from the University of Pittsburgh.

The Board believes that Mr. Holubiak is qualified to serve as a director because of his industry knowledge and experience managing both large and small firms.

Leonard Mazur

Leonard Mazur is the Executive Chairman and Secretary of the Company and has been a member of the Board since October 2014. Mr. Mazur is the cofounder and Vice Chairman of Akrimax Pharmaceuticals, LLC ("Akrimax"), a privately held pharmaceutical company specializing in producing cardiovascular and general pharmaceutical products. Akrimax was founded in September 2008 and has successfully launched prescription drugs while acquiring drugs from major pharmaceutical companies. From January 2005 to May 2012, Mr. Mazur also co-founded and served as the Chief Operating Officer of Triax Pharmaceuticals LLC ("Triax"), a specialty pharmaceutical company producing prescription dermatological drugs. Prior to joining Triax, he was the founder and, from 1995 to 2005, Chief Executive Officer of Genesis Pharmaceutical, Inc. ("Genesis"), a dermatological products company that marketed its products through dermatologists' offices as well as co-promoting products for major pharmaceutical companies. In 2003, Mr. Mazur successfully sold Genesis to Pierre Fabre, a leading pharmaceutical company. Mr. Mazur has extensive sales, marketing and business development experience from his tenures at Medicis Pharmaceutical Corporation as executive vice president, ICN Pharmaceuticals, Inc. as vice president, sales & marketing, Knoll Pharma (a division of BASF), and Cooper Laboratories, Inc. Mr. Mazur is a member of the Board of Trustees of Manor College, is a recipient of the Ellis Island Medal of Honor and was previously the chairman of the board of directors of LMB, the Company's wholly-owned subsidiary. Mr. Mazur received both his BA and MBA from Temple University and has served in the U.S. Marine Corps Reserves.

The Board believes that Mr. Mazur is qualified to serve as a director because of his entrepreneurial experience and marketing knowledge.

Suren Dutia

Suren Dutia has been a member of the Board since October 2015. Mr. Dutiahas served as Senior Fellow of the Ewing Mario Kauffman Foundation since March 2011 and as Senior Fellow of Skandalaris Center for Entrepreneurial Studies at Washington University, St. Louis since 2013. He has served as a member of the advisory board of Center for Digital Transformation, University of California, Irvine since May 2012 and as chairman of the board of directors of AccelPath, LLC since October 2009. From February 2006 to May 2010, Mr. Dutia served as the Chief Executive Officer of TiE Global, a non-profit organization involved in globally fostering entrepreneurship. From February 2011 to May 2013, Mr. Dutia served as a director of LifeProof Cases and from July 2000 to December 2011, he served as a director of Anvita Health. From 1989 to 1998, Mr. Dutia served as the Chief Executive Officer and chairman of the board of directors of Xscribe Corporation. Prior to his positions with Xscibe Corporation, Mr. Dutia held several positions with Dynatech Corporation, and in addition, he was the president of a medical instruments company. Previously, Mr. Dutia worked for the U.S. Department of Education. Mr. Dutia received his B.S. and M.S. degrees in chemical engineering and B.A. in political science from Washington University, St. Louis. In addition, he obtained an M.B.A. from University of Dallas.

The Board believes that Mr. Dutia is qualified to serve as a director because of his financial management background, his involvement with start-up companies and his management skills.

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Carol Webb

Since April 2014, Carol Webb has served as a director of LMB and, upon LMB's acquisition by the Company in March 2016, a director of the Company. From 2000 to 2005, she served as Company Group Chairman of Johnson & Johnson, and from 1987 to 2000 she served in capacities including President, Vice President, Executive Director, Product Management and Senior Product Director of Ortho Biotech. Ms. Webb has worked in various positions including Sales Representative, Sales Trainer, Product Manager and Manager of Public Policy at Roche Laboratories from 1972 to 1983. Ms. Webb received her B.S. in Biology from Bowling Green State University.

The Board believes that Ms. Webb is qualified to serve as a director because she brings over forty years of pharmaceutical sales, marketing and business development experience to our Board of Directors.

Dr. William Kane

Since April 2014, Mr. William Kane has served as a director of LMB and, upon LMB's acquisition by the Company in March 2016, a director of the Company. He has served as a Clinical Professor at Duke University Medical Center since 2003. From 2006 to 2009, he served as the Chief Executive Officer of RadarFind Corporation, and from 2002 to 2003, he served as the Interim Chief Medical Officer of Mercy Fitzgerald Hospital. From 1996 until 2002, Dr. Kane served as the President and Chief Executive Officer of InteCardia, Inc., and from 1995 until 1996, he was with Health Care Consultant. From 1993 to 1995, Dr. Kane served in various capacities at Sharp Healthcare including Executive Vice President, Operations and Executive Vice President, Community Care. From 1992 to 1993, he was the Senior Vice President, Medical Affairs at Independence Blue Cross, and from 1990 to 1992, he served in various capacities at CentraState Medical Center including President, Chief Executive Officer, Executive Vice President and Chief Operating Officer. Medical Center. From 1989 to 1990, Dr. Kane was with Cain Brothers, Shattuck & Co., and from 1988 to 1989, he was the Senior Vice President, Health Services Division of American International Healthcare (formerly JBI). From 1986 to 1987, Dr. Kane was the Executive Vice President and Corporate Medical Director of CIGNA Healthplan, Inc., and from 1984 to 1986, he was at U.S. Healthcare, Inc. and served in various capacities including Senior Vice President Medical Delivery, President and Senior Medical Director. Dr. Kane is currently the chair of the board of directors of Research Triangle Park and was a past member of the board of directors of Pisacano Leadership Foundation and Make-A-Wish Foundation. In addition, he previously served on the Management Advisory Committee of Cornucopia House Cancer Support Center. Dr. Kane received his B.S. in Biology from the University of Scranton and his M.D. with Honors from the Temple University School of Medicine.

The Board believes that Dr. Kane is qualified to serve as a director because of his extensive experience in the healthcare industry.

Howard Safir

Howard Safir has served as a director of LMB since April 2014 and, upon LMB's acquisition by the Company in March 2016, a director of the Company. He has served as Chairman and Chief Executive Officer of VRI Technologies LLC, a security consulting and law enforcement integrator since July 2010. From 2001 until 2010, Mr. Safir served as the Chairman and Chief Executive Officer of SafirRosetti, a provider of security and investigation services and a wholly-owned subsidiary of Global Options Group Inc. Mr. Safir served as the Vice Chairman of Global Options Group Inc. from its 2005 acquisition of SafirRosetti until 2010. He served as Chief Executive Officer of Bode Technology, also a wholly-owned subsidiary of Global Options Group Inc., from 2007 to 2010. Mr. Safir currently serves as a director of Implant Sciences Corporation, an explosives device detection company, and LexisNexis Special Services, Inc., a leading provider of information and technology solutions to governments, as well as Verint Systems Inc. During his career, Mr. Safir served as the 39th Police Commissioner of the City of New York, as Associate Director for Operations, U.S. Marshals Service and as Assistant Director of the Drug Enforcement Administration.

The Board believes that Mr. Safir is qualified to serve as a director because of his background of serving on public company boards and his business experience.

Dr. Eugene Holuka

Dr. Eugene Holuka has served as a director of the Company since June 2016. Dr. Holuka is an internist and has practiced in critical care medicine for almost thirty years. He is presently an attending physician at the Staten Island University Hospital where he has practiced since 1991. Dr. Holuka has also served as an Adjunct Clinical Assistant Professor at the Touro College of Osteopathic Medicine since 2011. Prior to the acquisition of LMB by the Company in March 2016, he was a member of the LMB Scientific Advisory Board from April 2014 until the present day. Dr. Holuka received the Ellis Island Medal of Honor in 2000 and has served on the NECO Committee Board since 2005. He was an Executive Committee Member on the Forum's Children Foundation from 2000 until 2008.

The Board believes that Dr. Holuka is qualified to serve as a director because of his extensive experience in the healthcare industry.

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Information Regarding the Board and its Committees

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●

subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

●

the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●

the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During 2015, our board did not hold any meetings, but took certain actions by unanimous written consent.

Board Independence

After review of all relevant transactions or relationships between each director and nominee for director, or any of his or her family members, and the Company, its senior management and its Independent Registered Public Accounting Firm, the Board of Directors has determined that all of the Company's directors and the Company's nominees for director are independent within the meaning of the applicable NASDAQ listing standards, except Leonard Mazur, the Executive Chairman, Secretary and a director of the Company and Myron Holubiak, the Chief Executive Officer, President and a director of the Company. Although the Company is not currently NASDAQ-listed we believe it is in the Company's interests to comply with these standards both as a matter of good governance and to facilitate any future listing.

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Executive Sessions of Non-Employee Directors

In order to promote open discussion among non-employee directors, our Board of Directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by any non-employee director.

Board Committees

In June 2016, the Company formed a Nominating and Governance Committee, Audit and Risk Committee and Compensation Committee. The Board has determined that each of the members of the Nominating and Governance, Audit and Risk and Compensation Committees is independent. In June 2016, our board of directors adopted written charters for each of its permanent committees, all of which are available under the Investors section of our website at www.citiuspharma.com. Each committee is required to perform an annual evaluation of its charter, and each committee may engage outside independent advisors as the committee deems appropriate. A brief description of the responsibilities of the Nominating and Governance, Audit and Risk Committees follows.

Audit Committee

Our audit committee consists of Messrs. Dutia (Chair) and Safir and Dr. Kane. Each of Messrs. Dutia and Safir and Dr. Kane satisfy the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and SEC Rule 10A-3. Our audit committee is responsible for, among other things:

•	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;
•

reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor's provision of non-audit services to us is compatible with maintaining the independent auditor's independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•

establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;
•	determining compensation of the independent auditors and of advisors hired by the audit committee and ordinary administrative expenses;
•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;
•	monitoring and evaluating the independent auditor's qualifications, performance, and independence on an ongoing basis;
•	reviewing reports to management prepared by the internal audit function, as well as management's response;
•	reviewing and assessing the adequacy of the formal written charter on an annual basis;
•	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and
•	handling such other matters that are specifically delegated to the audit committee by our board from time to time.

Our board of directors has affirmatively determined that Mr. Dutia is designated as the "audit committee financial expert" and that he meets the definition of an "independent director" for purposes of serving on an audit committee under the NASDAQ Stock Market listing rules. The designation does not impose on Mr. Dutia any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

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Compensation Committee

Our compensation committee consists of Mr. Safir (Chair), Ms. Webb and Dr. Holuka. Our compensation committee is responsible for, among other things:

•	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;
•	reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;
•	reviewing and making recommendations, on an annual basis, to the board with respect to director compensation;
•

reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

•	reviewing and assessing, periodically, the adequacy of the formal written charter; and
•	such other matters that are specifically delegated to the compensation committee by our board from time to time.

Pursuant to its written charter, our compensation committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our compensation committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our nominating and governance committee consists of Dr. Kane (Chair), Dr. Holuka and Ms. Webb. It is responsible for, among other things:

•	identifying and screening candidates for our board, and recommending nominees for election as directors;
•	establishing procedures to exercise oversight of the evaluation of the board and management;
•

reviewing the structure of the board's committees and recommending to the board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•	developing and reviewing our code of conduct, evaluating management's communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;
•	reviewing and assessing the adequacy of the formal written charter on an annual basis; and
•	generally advising our board on corporate governance and related matters.

Nomination of Directors

The Nominating and Governance Committee of our board of directors is responsible for establishing the criteria for recommending which directors should stand for re-election to the Board and the selection of new directors to serve on the Board. In addition, the Committee is responsible for establishing the procedures for our stockholders to nominate candidates to the Board. Board candidates are typically identified by existing directors or members of management. The committee considers the needs for the Board of Directors as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity. Each director nominee is recommended by the Nominating and Governance Committee and the Chairman of the Board.

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Pursuant to the Company's Bylaws, our stockholders may select individuals to be nominated for election to the Board of Directors by providing written notice to the Company no more than 90 and not less than 60 days before the meeting. Such notice must set forth the following:

•	Information with respect to the proposed director nominee;
•	the name and address of the stockholder, as it appears on the Company's books;
•	the class and number of shares of the Company that are beneficially owned by such stockholder;
•

a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the foregoing nomination; and

•	any material interest of the stockholder in the proposed nomination;

Our Nominating and Governance Committee will evaluate a nominee recommended by a stockholder in the same manner in which the Committee evaluates nominees recommended by other persons as well as its own nominee recommendations.

Code of Ethics

We have adopted a code of ethics relating to the conduct of our business by all of our employees, officers and directors. We have also adopted a corporate communications policy for our employees and directors establishing guidelines for the disclosure of information related to the Company to the investing public, market analysts, brokers, dealers, investment advisors, the media, and any persons who are not our employees or directors. Additionally, we have adopted an insider trading policy to establish guidelines for our employees, officers, directors, and consultants regarding transactions in our securities and the disclosure of material nonpublic information related to our Company. Each of these policies is posted under the Investors section of our website at www.citiuspharma.com.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

Our Board of Directors is responsible for the selection of the Chairman of the Board, the Chief Executive Officer and the Lead Independent Director. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Our Board of Directors appointed Myron Holubiak as our Chief Executive Officer and Leonard Mazur as the Executive Chairman of the Board.

While management is responsible for managing the day-to-day issues faced by the Company, our Board of Directors has an active role in the oversight of the Company's risk management efforts.The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company's assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and the Company's general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board's appetite for risk. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach. In addition, to promote open discussion among the independent directors, those directors meet in regularly scheduled executive sessions without management present. In June 2016, Howard Safir was selected by the Board to serve as lead independent director until a successor is elected and qualified.

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Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Citius Pharmaceuticals, Inc.

c/o Corporate Secretary

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do not expect that all of our directors will attend the annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC and with any exchange on which the Company's securities are traded. Officers, directors and persons owning more than 10% of such securities are required by SEC regulation to file with the SEC and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended September 30, 2015, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Mr. Safir (Chair), Ms. Webb and Dr. Holuka. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of another entity that has one or more executive officers serving on our board of directors or compensation committee. No interlocking relationship exists between any member of the board of directors or any member of the compensation committee (or other committee performing equivalent functions) of any other company.

Transactions with Related Persons

Previously our offices were located in the office space of Ischemix, LLC ("Ischemix"), a company majority-owned by Dr. Geoffrey Clark and Dr. Reinier Beeuwkes. Although Dr. Clark and Dr. Beeuwkes resigned as officers and directors of the Company effective as of September 12, 2014, the Company had an oral agreement with Ischemix to continue to maintain its headquarters in the office spare of Ischemix. Pursuant to the oral agreement, the Company was not required to pay for use of the space. On or about March 30, 2016, the date upon which the Company entered in to that certain Agreement and Plan of Merger with SubCo and LMB, the Company moved its headquarters to Cranford, New Jersey.

As of September 30, 2015, the Company owes $70,386 to Ischemix LLC for expenses paid on the Company's behalf and services performed by Ischemix. Ischemix is owned by Reinier Beeuwkes and Geoffrey Clark who were both officers and directors, as well as principal stockholders of the Company. Reinier Beeuwkes and Geoffrey Clark have resigned as both officers and directors effective September 12, 2014.

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In November 2011, the Company entered into an exclusive license agreement with Prenzamax LLC ("Prenzamax"), pursuant to which we granted to Prenzamax a license for sales of Suprenza in the U.S. Prenzamax's performance of this agreement was guaranteed by Akrimax LLC ("Akrimax"), a specialty pharmaceuticals sales and marketing company. The exclusive license agreement provided that all of the sales and marketing expenses would be incurred and borne by Prenzamax. Both the Company and Prenzamax would equally share the expenses related to FDA establishment fees, product fees and post-marketing studies and the resulting earnings would be shared equally by us and Prenzamax. On June 30, 2016 we discontinued the sale of Suprenza. The co-founder and Vice Chairman of Akrimax is Leonard Mazur, the Executive Chairman of our Board of Directors.

In May 2014, Citius sold Membership Interests that converted to 200,000 shares of common stock to Leonard Mazur for an aggregate purchase price of $50,000.

Between July 12, 2010 and March 25, 2013, Citius issued convertible promissory notes in the aggregate principal amount of $1,685,000, including $850,000 to Geoffrey Clark and $835,000 to Reinier Beeuwkes. On July 31, 2014, the note holders demanded conversion of the outstanding $1,685,000 notes and accrued interest of $151,813 into 3,061,355 shares of common stock at a conversion price of $0.60 per share.

On November 19, 2013, the Company issued two promissory notes, each in the principal amount of $300,000, to Geoffrey Clark and Reinier Beeuwkes, respectively. On December 31, 2014, the note holders requested conversion of the principal amount of $600,000 and accrued interest of $33,333 into 1,055,554 shares of the Company's common stock at a conversion price of $0.60 per share.

Effective as of September 1, 2014, the Company entered into a consulting agreement (the "Consulting Agreement") with Neeta Wadekar, a stockholder of the Company. Pursuant to the terms of the Consulting Agreement, Mrs. Wadekar shall receive $4,000 per month and shall: (i) maintain and manage the Company's accounts including, but not limited to, accounts payable and accounts receivable , (ii) prepare bank reconciliations, (iii) assist with the preparation of quarterly and annual financial statements to be filed with the SEC and (iv) assist with the preparation of filings required by the SEC including, but not limited to, registration statements, current reports and proxy statement. Consulting expenses pursuant to the Consulting Agreement for the year ended September 30, 2015 were $48,000.

On March 30, 2016, the Company entered into that certain Agreement and Plan of Merger by and among the Company, Citius LMB Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("SubCo"), and Leonard-Meron Biosciences, Inc., a Delaware corporation ("LMB"), pursuant to which SubCo was merged with and into LMB, with LMB continuing as the surviving corporation. Leonard Mazur, the Executive Chairman of our Board of Directors was, prior to the merger, the chairman of the board of directors and a principal shareholder of LMB. In addition, Myron Holubiak, the Company's President and Chief Executive officer was, prior to the merger, the president of LMB.

On March 21, 2016, in accordance with the terms of the Agreement and Plan of Merger, the Company entered into a Subscription Agreement with Leonard Mazur pursuant to which the Company issued Mr. Mazur 5,000,000 shares of the Company's common stock for a purchase price of $3,000,000.

Required Vote

Directors are elected by a majority of the votes represented by the shares of common stock present at the meeting in person or by proxy.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C.

AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2016

The Company's stockholders are being asked to ratify the Board of Directors' appointment of Wolf & Company, P.C. ("Wolf") as the Company's independent registered public accounting firm for fiscal 2016.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company's independent registered public accounting firm.

A representative of Wolf is not expected to be present in person but will attend telephonically at the 2016 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Effective September 12, 2014, the Board of Directors of the Company dismissed M&K CPAs, PLLC ("M&K") as its independent registered accountant and engaged Wolf to serve as its independent registered accounting firm. M&K's audit reports on the Company's financial statements for the fiscal years ended September 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the audit reports included an explanatory paragraph with respect to the uncertainty as to the Company's ability to continue as a going concern. During the years ended September 30, 2013 and 2012 and during the subsequent interim period preceding the date of M&K's dismissal, there were (i) no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided M&K with a copy of the disclosures made in the Company's Current Report on Form 8-K filed on September 18, 2014, and requested that M&K furnish it with a letter addressed to the SEC stating whether it agrees with the disclosure. A copy of the letter was filed as Exhibit 16 to such Current Report.

Effective September 12, 2014, the Company's Board of Directors approved the engagement of Wolf as its independent registered public accounting firm for the Company's fiscal year ending September 30, 2014.

During the years ended September 30, 2013 and 2012 and the subsequent interim period through September 12, 2014, the date of engagement of Wolf, the Company did not consult with Wolf regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Audit Fees

The aggregate audit fees billed for professional services rendered by the independent registered public accounting firm, Wolf, for the audit of our financial statements as of and for the year ended September 30, 2015, the nine months ended September 30, 2014, and the year ended December 31, 2013, our filings with the SEC and other audit fees were $61,500, $44,000 and $53,000, respectively.

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Audit Related Fees

The aggregate audit related fees billed for professional services by the independent registered public accounting firm, Wolf, for the year ended September 30, 2015, the nine months ended September 30, 2014, and the year ended December 31, 2013 were $3,500, $9,000 and $0 and, respectively.

Tax Fees

The aggregate tax fees billed for professional services by the independent registered public accounting firm, Wolf, for the year ended September 30, 2015, the nine months ended September 30, 2014, and the year ended December 31, 2013 were $0, $0 and $0, respectively. Tax fees are for the preparation of federal and state income tax returns.

All Other Fees

No other fees were billed by or paid to the independent registered public accounting firm, Wolf, during the year ended September 30, 2015, the nine months ended September 30, 2014 or the year ended December 31, 2013.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

All fees reported above under the headings Audit fees, Audit Related Fee, Tax fees and All Other Fees were approved by the Board functioning as the audit committee, before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Wolf as our independent registered public accounting firm for the year ending September 30, 2016.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2016.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 90,000,000 TO 200,000,000 SHARES OF COMMON STOCK

The Board of Directors has approved an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock to 200,000,000 from 90,000,000. The Company's stockholders are being asked to approve this amendment in the form attached hereto as Appendix A.

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On [·], 2016, the record date, we had [·] of common stock issued and outstanding and [·] shares of common stock that were authorized but unissued. On [·], 2016, we had reserved [·] shares for future issuance, consisting of (i) [·] shares of common stock potentially issuable upon exercise of outstanding warrants and (ii) [·] shares of Common Stock potentially issuable upon exercise of outstanding stock options. Accordingly, we need to increase our authorized shares of common stock in order to effect any such exercise.

The Board believes that the availability of additional authorized shares of common stock will provide the Company with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, licensing agreements, acquisitions or other distributions. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the proposed amendment to the Amended and Restated Articles of Incorporation.

The proposed amendment to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while the Company currently has no intent to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company, and would act in the best interest of shareholders if any attempt was made. The proposed amendment has been prompted by business and financial considerations.

The proposed increase in the number of authorized shares of the Company's common stock will not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company's common stock. However, the issuance of additional shares of common stock authorized by this amendment to the Amended and Restated Articles of Incorporation may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company's common stock.

Once the proposed amendment is approved, no further action by the shareholders would be necessary prior to the issuance of additional shares of common stock unless required by law or the rules of any stock exchange or national securities association on which the common stock is then listed or quoted. Under the proposed amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock, which will remain $0.001 par value per share. If the proposed amendment is adopted, it will become effective upon filing of an amendment to the Company's Amended and Restated Articles of Incorporation with the Nevada Secretary of State.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock outstanding is needed to approve the amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 200,000,000 shares of common stock

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPROATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 90,000,000 TO 200,000,000SHARES OF COMMON STOCK.

PROPOSAL 4

AUTHORIZING THE BOARD OF DIRECTORS

TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Our Board of Directors has adopted resolutions to authorize the Board, in its sole discretion, to (1) amend the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock (the "Reverse Stock Split") and (2) directing such proposal to be submitted to the holders of our voting capital for their approval.

The amendment to the Company's Amended and Restated Articles of Incorporation to effect the Reverse Stock Split of our issued and outstanding common stock, if approved by the stockholders, will be substantially in the form set forth on Appendix B (subject to any changes required by applicable law). If approved by the holders of our voting capital, the Reverse Stock Split proposal would permit, but not require, our Board of Directors to effect a reverse stock split of our issued and outstanding common stock at any time prior to September 15, 2017 by a ratio of not less than 1-for-8 and not more than 1-for-20, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion. We believe that enabling our Board of Directors to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

•	the initial listing requirements of various stock exchanges;
•	the historical trading price and trading volume of our common stock;
•	the number of our common stock outstanding;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than eight and no more than twenty shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Any fractional shares will be rounded up to the next whole number. The amendment to our Amended and Restated Articles of Incorporation to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

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Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board of Directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our common stock which may enhance liquidity and to make our common stock more attractive to a broader range of investors. The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split. In addition to increasing the market price of our common stock and enhancing liquidity, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company's and our stockholders' best interests.

We believe that the Reverse Stock Split, if implemented, will make our voting common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our voting common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of voting common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by our Board of Directors, the Reverse Stock Split will make our voting common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our voting common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the "Effective Time") of a certificate of amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company's Amended and Restated Articles of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on September 15, 2017, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of eight and a maximum of twenty shares of existing common stock will be combined into one new share of common stock. The table below shows, based on the [·] shares of common stock outstanding as of the Record Date, the number of outstanding shares of common stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-8	[·]
1-for-10	[·]
1-for-15	[·]
1-for-20	[·]

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The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder's percentage ownership interest in the Company, except that as described below in "Fractional Shares," record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures ("CUSIP") numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our common stock will continue to be listed on the OTCQB under the symbol "CTXR", subject to any decision of our Board of Directors to list our securities on another stock exchange.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered "Book-Entry" Holders of Common Stock (i.e. stockholders that are registered on the transfer agent's books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the "Old Certificates") to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the "New Certificates"). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company's Amended and Restated Articles of Incorporation will not affect the par value of our common stock, which will remain $0.001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Not a Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a "U.S. holder"). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as "capital assets" (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock outstanding is needed to approve the Reverse Stock Split.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT.

PROPOSAL 5 ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company's stockholders to vote to approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement (including the compensation tables, and the narrative disclosures that accompany the compensation tables) pursuant to the SEC's rules.

The Company's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement the Company's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers' interests with those of the Company's stockholders. Under these programs, the Company's executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value. Please read the section herein entitled "Executive Compensation" for additional details about the Company's executive compensation programs, including information about the fiscal year 2015 compensation of the Company's Named Executive Officers.

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The Compensation Committee continually reviews the compensation programs for the Company's executive officers to ensure they achieve the desired goals of aligning the Company's executive compensation structure with the Company's stockholders' interests and current market practices.

The Company is asking its stockholders to indicate their support for the Company's Named Executive Officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's stockholders the opportunity to express their views on the Company's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's Named Executive Officers described in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended September 30, 2015. Accordingly, the Company will ask its stockholders to vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the compensation paid to Citius Pharmaceutical Inc.'s Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2016 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended September 30, 2015 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED."

The say-on-pay vote is advisory, and therefore not binding on the Company or the Company's Board of Directors. The Company's Board of Directors values the opinions of the Company's stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Company will consider its concerns and the Board of Directors will evaluate whether any actions are necessary to address those concerns.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF

THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to approve the advisory vote on executive compensation.

PROPOSAL 6

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

In addition to the advisory approval of the Company's executive compensation program, the Company is also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on the Company's executive compensation program. The Company has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, the Company recommends that the stockholders select a frequency of three years.

While the Company's executive compensation program is designed to support long-term value creation, we believe a vote every three years will allow for the highest level of accountability and direct communication between the Company and its stockholders. The Company, therefore, recommends that its stockholders select "Every Three Years" when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, the Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

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The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory note on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board of Directors may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 6

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF THREE YEARS AS YOUR PREFERENCE FOR THE FREQUENCY OF

HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to approve the advisory vote on frequency of say-on-pay votes.

PROPOSAL NO. 7

CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY TO DELWARE FROM NEVADA, IF AT ALL,

ON OR BEFORE SEPTEMBER 15, 2017, BY MERGING THE COMPANY WITH AND INTO A NEWLY FORMED

DELAWARE SUBSIDIARY, PURSUANT TO AN AGREEMENT AND PLAN OF MERGER, IN CONNECTION WITH

WHICH THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE DELAWARE CORPORATION SHALL

BECOME THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY

Our Board of Directors has adopted resolutions, subject to stockholder approval, to change the Company's state of incorporation to Delaware from Nevada (the "Reincorporation"). In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation to be incorporated in Delaware specifically for that purpose under the name "Citius Pharmaceuticals, Inc." or such other name as the Board deems appropriate ("Merger Sub"). Pursuant to the terms of the Plan of Merger, Merger Sub will be the surviving corporation and the issued and outstanding shares of our common stock will automatically be converted into shares of Merger Sub's common stock at the rate of one share of Merger Sub common stock for each one share of our common stock. The form of the Plan of Merger is attached to this Proxy Statement asAppendix C. Upon completion of the merger, the Certificate of Incorporation, attached to this Proxy Statement asAppendix D, and Bylaws, attached to this Proxy Statement asAppendix E, of Merger Sub, will become our governing instruments and will differ in some respects from our current Articles of Incorporation and Bylaws, as more thoroughly discussed below.

Reasons for the Reincorporation

The primary reason that our Board of Directors has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe any benefits provided to the Company by Delaware law directly benefits our stockholders.

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In deciding to propose the Reincorporation, our Board of Directors considered, among others, the following benefits of Delaware law to the Company and our stockholders:

•	the Company would be governed by the Delaware General Corporation Law ("DGCL"), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

•

the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•

the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

•

the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

In addition, Reincorporation may make the Company more attractive to future Board candidates, because many such candidates are already familiar with Delaware corporate law from their past business experience. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. Thus, candidates' familiarity and comfort with Delaware laws, especially those relating to director indemnification, draw such qualified candidates to Delaware corporations. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. Moreover, Delaware's vast body of law on the fiduciary duties of directors provides appropriate protection for our stockholders from possible abuses by directors and officers.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in our legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with Merger Sub. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder's shares of common stock will be converted into an equivalent number of shares of common stock of Merger Sub.

As previously noted, the Certificate of Incorporation and Bylaws of Merger Sub will be the governing instruments of the surviving corporation following the merger, resulting in some changes from our current Articles f Incorporation and Bylaws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in Nevada to an office and agent in Delaware. Some changes, however, will be substantive in nature. There are also some differences between the Nevada Revised Statutes ("NRS") and DGCL. Certain substantive changes to our current Articles of Incorporation and Bylaws, as well as the material differences between Nevada and Delaware law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Nevada and Delaware corporate laws and the Certificate of Incorporation and Bylaws of Merger Sub.

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Changes to Certificate of Incorporation

(a) Indemnification of Directors and Officers.

The Certificate of Incorporation of Merger Sub limits the liability of its directors to the maximum extent permitted by Delaware law. As a result, the Company shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person a ("Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person.

Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of Merger Sub's Certificate of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable.

(b) Restrictions on Business Combinations with Interested Stockholders.

In its Articles of Incorporation, the Company has elected not to opt out of the terms and provisions of Sections 78.411 through 78.444, inclusive, of the NRS, regulating corporate takeovers. The application of these sections of the Nevada Revised Statutes limits the ability of the Company's stockholders to approve a transaction that they may deem to be in their interests. The Board of Directors has determined that being subject to this statute would not place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and will encourage interested stockholders to negotiate with the Company before attempting a takeover while permitting the Company's Board of Directors the appropriate time to deliberate a proposed transaction. The DGCL subjects the Company to similar restrictions on transactions with interested stockholders, summarized below under the heading "Change from Delaware Law to Nevada Law," and Merger Sub's Certificate of Incorporation will not contain a provision expressly electing not to be governed by that statute.

(c) No Restrictions on Control Share Acquisitions.

In its Articles of Incorporation, the Company has elected not to opt out of the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the NRS, restricting certain acquisitions of a controlling interest in a corporation absent stockholder approval. The Board of Directors has determined that remaining subject to this statute would not place unnecessary burdens on the Company in connection with the completion of third party financings, and would encourage dialogue between a prospective acquirer and the Company regarding a proposed control acquisition transaction. The Company has thus decided to remain subject to the provisions of these sections of the NRS. The DGCL subjects the Company to similar restrictions on control share acquisitions, summarized below under the heading "Change from Delaware Law to Nevada Law," and Merger Sub's Certificate of Incorporation will not contain a provision expressly electing not to be governed by that statute.

Change from Nevada Law to Delaware Law

If the Board of Directors, in its sole discretion, proceeds with the Reincorporation, the Company will be governed by Delaware corporation laws. The following chart summarizes some of the material differences between the NRS and DGCL. This chart does not address each difference between Nevada law and Delaware law, but focuses on some of those differences which we believe are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Nevada and Delaware Law.

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Nevada	Delaware

Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Our current Bylaws provide that one or all of the directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors to remove directors, with or without cause. Merger Sub's Bylaws align with the DGCL.

Dividends and other Distributions

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 78.300 of the Nevada Revised Statutes imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation's creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director's dissent was recorded in the minutes of the proceedings approving the distribution.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation's creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director's dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Under Section 242 of the DGCL, a Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our current Certificate of Incorporation currently limits the liability of its directors to the fullest extent permitted by law.

Indemnification

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation's certificate of incorporation, indemnification is required to the extent of a director's or officer's successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

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Increasing or Decreasing Authorized Shares

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation's shares and correspondingly effect a forward or reverse split of any such class or series of the corporation's shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Delaware law contains no such similar provision.

Corporate Opportunity

Under Nevada law, a director breaches his duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation's potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered. However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Expiration of Proxies

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period, not to exceed 7 years.

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Interested Stockholder Combinations

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation's directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

Our current Articles of Incorporation do not contain a provision expressly electing not to be governed by that statute.

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder's acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interest stockholder.

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For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption

Merger Sub's Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Control Share Acquisitions

Sections 78.378 through 78.3793 of the NRS limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an "issuing corporation") resulting in ownership of one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation's articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

Our Articles of Incorporation do not contain a provision expressly electing not to be governed by these provisions of the NRS.

Delaware's control share acquisition statute generally provides that shares acquired in a "control share acquisition" will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation's voting shares, excluding interested shares. Interested shares are those held by a corporation's officers and inside directors and by the acquiring party. A "control share acquisition" is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding "control shares" of a publicly held Delaware corporation. "Control shares" are shares that, except for Delaware's control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power.

Merger Sub's Certificate of Incorporation does not contain a provision expressly electing not to be governed by this statute.

Taxes and Fees

Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the corporation's authorized stock, as well as a $200 business license fee, and does not impose any franchise taxes on corporations. The Company's obligation for 2015 was $225.

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Based on the Company's current authorized shares, we anticipate that Merger Sub's obligation for the annual corporate fee will be $25,200.

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Exchange of Stock Certificates

If the Company's Board of Directors, determines to reincorporate in the State of Delaware, following the effectiveness of the Reincorporation, all stock certificates which represented shares of our common stock shall represent ownership of Merger Sub's common stock. We will print new stock certificates and we will obtain a new CUSIP number for our common stock that reflects the change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in our securities, management urges stockholders to surrender their old certificates in exchange for new certificates and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in our state of incorporation) to our transfer agent, Vstock Transfer, LLC, and to be issued in exchange therefor, new common stock certificates representing the number of shares of Merger Sub's common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the effective date of the Reincorporation, we will pay on one occasion only for such issuance. We will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Securities Act Consequences

The shares of Merger Sub's common stock to be issued in exchange for shares of our common stock will not be registered under the Securities Act of 1933, as amended (the "Securities Act"). In that regard, Merger Sub shall rely on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into Merger Sub and the issuance of shares of common stock of Merger Sub in exchange for the shares of the Company's common stock shall be exempt from registration under the Securities Act, since the purpose of the transaction will be a change of the Company's domicile within the United States. The effect of the exemption is that the shares of our common stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

Dissenters' Rights

Holders of record of shares of the Company's common stock who do not vote in favor of the Reincorporation or consent thereto in writing will not be entitled to dissenters' rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock outstanding is needed to approve the Reincorporation.

EXECUTIVE OFFICERS

Executive Officers

The names of our executive officers and their ages, positions, and biographies as of  August 1, 2016 are set forth below.

Name	Age	Title

Myron Holubiak	69	President, Chief Executive Officer and Director

Leonard Mazur	71	Executive Chairman and Secretary

In March 2016, Mr. Mazur was appointed as Executive Chairman and Secretary of the Company and Mr. Holubiak was appointed President and Chief Executive Officer of the Company. The biographies for Myron Holubiak and Leonard Mazur are contained in the information disclosures relating to the Company's nominees for director.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid to our executive officers for the year ended September 30, 2015, the nine months ended September 30, 2014 and the year ended December 31, 2013. Trail One, Inc. did not pay any compensation to its Chief Executive Officer for its fiscal years ended September 30, 2014 and 2013.

Name & Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Leonard Mazur (1)	2015	250,000	0	420,710	(3)	0	670,710
Chief Executive Officer	2014	20,833	0	470,185	(3)	0	491,018
	2013	0	0	0		0	0

Reinier Beeuwkes (2)	2015	0	0	0		0	0
Chief Executive Officer	2014	0	0	0		0	0
	2013	0	0	0		0	0

Geoffrey E. Clark (2)	2015	0	0	0		0	0
Chief Medical Officer	2014	0	0	0		0	0
	2013	0	0	0		0	0

______________

(1)	Appointed as Chief Executive Officer on September 12, 2014.

(2)	Resigned as executive officer and director on September 12, 2014.

(3)

On September 12, 2014, Leonard Mazur was granted options to purchase 3,300,000 shares of common stock at an exercise price of $0.45 per share that vest 1,300,000 shares on the grant date; 500,000 shares on September 12, 2015; 500,000 shares on March 12, 2016; 500,000 shares on September 12, 2016; and 500,000 shares on September 12, 2017. The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Leonard Mazur	1,800,000	–	1,500,000	(1)	$0.45	9/12/24	–	–	–	–

_______________

(1)

On September 12, 2014, Leonard Mazur was granted options to purchase 3,300,000 shares of common stock at an exercise price of $0.45 per share that vest 1,300,000 shares on the grant date; 500,000 shares on September 12, 2015; 500,000 shares on March 12, 2016; 500,000 shares on September 12, 2016; and 500,000 shares on September 12, 2017.

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Employment Agreements

Leonard Mazur

Mr. Leonard Mazur, our Executive Chairman and Secretary, and the Company entered into an employment agreement on September 12, 2014.

Below are the material terms of his employment agreement:

•	a term of three years beginning on September 12, 2014 and upon expiration, the agreement shall automatically renew for successive periods of one-year;

•	an initial base salary of $250,000 per year;

•	a $120,000 cash bonus if the Company is successful in raising $2,000,000 in equity financing during the term;

•	a stock option grant dated September 12, 2014 to purchase 3,300,000 shares of common stock under the Company's 2014 Stock Incentive Plan at $0.45 per share vesting over a three-year term; and

•

participation in any regular Company benefits, such as medical insurance plans, life insurance plans, disability income plans, retirement plans, vacation and other paid time off plans, in addition to reimbursement for ordinary and necessary business expenses.

The employment agreement provides that if Mr. Mazur is terminated by the Company without cause, or that if Mr. Mazur resigns for "Good Reason" (as defined in the agreement), the Company would continue to pay Mr. Mazur's salary and health insurance for a period of six months from the date of termination, and fully vest any options that would have vested at the next immediate vesting event following termination. In the event that Mr. Mazur was terminated as a result of a "Change of Control" (as defined in the agreement), he would be entitled to receive his salary and health insurance for a period of twelve months and any options would become fully vested. In the event that Mr. Mazur's employment was terminated for any other reason, there would be no continuation of salary or health insurance.

Myron Holubiak

On March 30, 2016, the Company entered into an employment agreement ("Holubiak Employment Agreement") with Myron Holubiak pursuant to which Mr. Holubiak will serve as the Company's Chief Executive Officer for a term of 3 years, which term will automatically be extended for additional one year periods unless earlier terminated ("Term"). In consideration for Mr. Holubiak's services, the Company shall pay to Mr. Holubiak (i) an annual base salary equal to $450,000, (ii) a discretionary bonus on each anniversary of the effective date during the Term in an amount up to 50% of Mr. Holubiak's then current base salary based on the attainment of certain financial, clinical development and business milestones as established annually by the Company's Board of Directors and (iii) an incentive bonus based upon Market Capitalization (as defined in the Holubiak Employment Agreement) of the Company. Upon termination of Mr. Holubiak's employment with the Company, under certain circumstances, Mr. Holubiak shall be entitled to receive certain severance as further described in the Holubiak Employment Agreement.

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Director Compensation

No director of the Company received any compensation for services as a director during the year ended September 30, 2015 and the nine month period ended September 30, 2014.

For fiscal year ended September 30, 2016, the primary components of compensation for our non-employee directors will be as follows:

•	annual cash retainer of $10,000;
•	annual cash fees of $2,500 per Committee;
•	annual cash fee of $5,000 for the Chairman of each of the Compensation and Nominating and Governance Committee;
•	annual cash fee of $10,000 for the Chairman of the Audit Committee;
•	annual cash fee of $10,000 for the Lead Independent Director; and
•	cash fees equal to $2,000 per in-person meeting and $500 per teleconference meeting.

Non-employee directors may also receive equity-based grants from time to time. The Company reimburses non-employee directors for travel and lodging expenses incurred in the performance of their duties.

On October 1 and October 8, 2015, the Company appointed Myron Holubiak and Suren Dutia, respectively to the Company's board of directors. Mr. Holubiak and Mr. Dutia each received an option to purchase 400,000 shares of the Company's common stock at an exercise price of $0.54 per share in consideration for their services as members of the Company's board of directors. The options were issued pursuant to the Company's 2014 Stock Incentive Plan.

On June 23, 2016, the Company granted to each of Mr. Safir, Ms. Webb, Dr. Kane and Dr. Holuka options to purchase 200,000 shares of the Company's common stock with an exercise price of $0.80 per share, the closing price per share of the Company's common stock on the date of grant (the "Options"), in consideration for their service as a member of the Board. The Options vest in full on June 23, 2017 and were issued pursuant to the Company's 2014 Stock Incentive Plan.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company's equity compensation plan as of September 30, 2015:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	3,900,000	$0.47	9,100,000
Equity compensation plans not approved by security holders	-		-

Total	3,900,000	$0.47	9,100,000
________________
(1)

On September 12, 2014, the Board approved the Citius Pharmaceuticals, Inc. 2014 Stock Incentive Plan pursuant to which the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards covering an aggregate of 13,000,000 shares of its common stock. On September 12, 2014, the Company received a written consent in lieu of a meeting from the holders of a majority of the common stock of the Company ratifying the Citius Pharmaceuticals, Inc. 2014 Stock Incentive Plan.

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OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ Myron Holubiak
Director, Chief Executive Officer and President

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation: Citius Pharmaceuticals, Inc.

2.	The Amended and Restated Articles of Incorporation (the "Articles") have been amended as follows:

Article FOURTH is hereby amended and replaced with the following:

The total number of shares of capital stock which may be issued by the Corporation is two hundred ten million (210,000,000), of which two hundred million (200,000,000) shares shall be common stock of the par value of $0.001 per shares (the "Common Stock") and ten million (10,000,000) shares shall be preferred stock of the par value of $0.001 per share (the "Preferred Stock"), which Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board is expressly authorized to fix the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications. All shares of the Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all shares of Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [·] %.

4.	Effective date of filing:

5.	Signature:

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APPENDIX B

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation: Citius Pharmaceuticals, Inc.

2.	The Amended and Restated Articles of Incorporation (the "Articles") have been amended as follows:

Article FIFTH is hereby amended and replaced with the following:

Upon the filing of this Amendment with the Secretary of State of the State of Nevada (the "Effective Time"), each [•] ([•]) outstanding shares of Common Stock (the "Old Common Stock") shall be split and converted into one (1) share of Common Stock (the "New Common Stock"). This reverse stock split (the "Reverse Split") of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under Article FOURTH.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders' shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock be rounded up to the nearest whole number of such shares. All references to "Common Stock" in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. Certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares equal to the same number of shares of New Common Stock as is reflected on the face of such certificates, divided by [•] ([•]) and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates."

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [·] %.

4.	Effective date of filing:

5.	Signature:

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APPENDIX C

 AGREEMENT AND PLAN OF MERGER OF CITIUS PHARMACEUTICALS, INC., A NEVADA CORPORATION, INTO

[•], A DELAWARE CORPORATION

This Agreement and Plan of Merger (the "Plan") is effective as of [____], by and between Citius Pharmaceuticals, Inc., a Nevada corporation (the "Company") and [•], a Delaware corporation and a wholly owned subsidiary of the Company ("SubCo").

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, SubCo is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, as of the date hereof, the Company has authority to issue [____] shares of capital stock, consisting of [____] shares of common stock, $0.001 par value per share ("Nevada Common Stock"), of which [_____] shares are issued and outstanding, and 10,000,000 shares of preferred stock par value $0.001 per share ("Nevada Preferred Stock"), of which [_____] shares are issued and outstanding;

WHEREAS, as of the date hereof, SubCo has authority to issue [____] shares of capital stock, consisting of [____] shares of common stock, $0.001 par value per share ("Delaware Common Stock"), of which [____] shares are issued and outstanding and 10,000,000 shares of preferred stock par value $0.001 per share ("Delaware Preferred Stock"), of which [_____] shares are issued and outstanding;

WHEREAS, on the date hereof, the [____] shares of Delaware Common Stock that are issued and outstanding are owned by the Company;

WHEREAS, the respective boards of directors of the Company and SubCo have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interests of such corporations and their respective shareholders that the Company merge with and into SubCo upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of SubCo and the Company have approved this Plan; and

WHEREAS, the respective stockholders of SubCo and the Company have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and SubCo hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, the Company shall be merged with and into SubCo, with SubCo to be the surviving corporation in the merger (the "Merger"). The Merger shall be effective on the later of the date and time (the "Effective Time") that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the "DGCL") is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the "NRS").

2. Principal Office of SubCo. The address of the principal office of SubCo is 11 Commerce Drive, 1st Floor, Cranford, NJ 07016.

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3. Corporate Documents. The Articles of Incorporation of SubCo, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of SubCo as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of SubCo, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of SubCo as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of the Company at the Effective Time shall be and become directors and officers, holding the same titles and positions, of SubCo at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of SubCo.

5. Succession. At the Effective Time, SubCo shall succeed to the Company in the manner of and as more fully set forth in Section 253 of the DGCL and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by SubCo or by its successors and assigns, there shall be executed and delivered on behalf of SubCo such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in SubCo the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of SubCo are fully authorized in the name and on behalf of the Company or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock and Preferred Stock of the Company. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Nevada Common Stock and Nevada Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Delaware Common Stock, or one fully paid and nonassessable share of Delaware Preferred Stock, as applicable.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Nevada Common Stock and Nevada Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Common Stock and Delaware Preferred Stock, as applicable. The registered owner on the books and records of Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to SubCo or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Nevada Common Stock or Nevada Preferred Stock evidenced by such outstanding certificates as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of Nevada Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Delaware Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Nevada Common Stock.

10. Common Stock of SubCo. At the Effective Time, the previously outstanding [____] shares of Delaware Common Stock registered in the name of the Company shall, by reason of the Merger, be reacquired by SubCo, shall be retired and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of SubCo shall be issued in respect thereof.

11. Amendment. The respective Boards of Directors of the Company and SubCo may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole stockholder of SubCo or the shareholders of the Company shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Nevada Common Stock, (ii) alter or change any term of the Certificate of Incorporation of SubCo, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Nevada Common Stock.

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12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the respective Board of Directors of either the Company or SubCo or both, notwithstanding approval of this Plan by the sole stockholder of SubCo or the shareholders of the Company, or both.

13. Rights and Duties of SubCo. At the Effective Time and for all purposes the separate existence of the Company shall cease and shall be merged with and into SubCo, which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of the Company; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to the Company shall continue and be taken and deemed to be transferred to and vested in SubCo without further act or deed; and the title to any real estate, or any interest therein, vested in the Company shall not revert or be in any way impaired by reason of such Merger; and SubCo shall thenceforth be responsible and liable for all the liabilities and obligations of the Company; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against the Company may be prosecuted as if the Merger had not taken place, or SubCo may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of the Company shall be impaired by the Merger. If at any time SubCo shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of the Company in SubCo according to the terms hereof, the officers and directors of SubCo are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in SubCo, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. SubCo hereby agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of the Company, as well as for enforcement of any obligation of SubCo arising from the Merger. SubCo hereby irrevocably appoints the Secretary of State of the State of Nevada and the successors of such officer its attorney-in-fact in the State of Nevada upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against SubCo any obligation of the Company. In the event of such service upon the Secretary of State of the State of Nevada or the successors of such officer, such service shall be mailed to [•] 11 Commerce Drive, 1st Floor, Cranford, NJ 07016 or delivered personally or by overnight mail to the principal executive officers of [•] located at 11 Commerce Drive, 1st Floor, Cranford, NJ 07016.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the respective Boards of Directors of the Company and SubCo, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

Citius Pharmaceuticals, Inc.	[•]
a Nevada corporation	a Delaware corporation

By:	By:

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APPENDIX D

CERTIFICATE OF INCORPORATION

OF

[•],

A Delaware corporation

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the "DGCL"), certify as follows:

1. The name of the corporation is [•] (the "Corporation").

2. The address of the registered office of the Corporation in the State of Delaware is [•]. The name of the registered agent of the Corporation at such address is [•].

3. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4. The total number of shares of stock which the Corporation is authorized to issue is [•] shares.

5. The name and mailing address of the incorporator of the Corporation is:

[•]

6. Unless and except to the extent that the by-laws of the Corporation (the "By-laws") shall so require, the election of directors of the Corporation need not be by written ballot.

7. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph 7 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

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8. The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this paragraph 8 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

9. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws or adopt new By-laws without any action on the part of the stockholders; provided that any By-law adopted or amended by the Board of Directors of the Corporation, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

10. The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") or the By-laws, from time to time, to amend, alter or repeal any provision of the Certificate of Incorporation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this [•] day of [•].

Sole Incorporator

By:	/s/
Name:

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APPENDIX E

BY-LAWS OF

[•]

(a Delaware Corporation)

Adopted as of [•], 2016

I. CORPORATE OFFICES

1.1 Registered Office

The registered office of [•], a Delaware corporation (the "Corporation"), shall be in the City of [city], County of [county], State of Delaware. The name of the registered agent of the corporation at such location is [registered agent].

1.2 Principal Office

The principal office for the transaction of the business of the Corporation will be at such location, within or without the State of Delaware, as will be designated by the board of directors of the Corporation.

1.3 Other Offices

The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

II. MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings

Meetings of the stockholders will be held at any place, within or outside the State of Delaware, or by means of any remote electronic or other medium of communication authorized by Section 211 of the General Corporation Law of Delaware, as the board of directors of the Corporation may designate for that purpose from time to time.

If authorized by the board of directors in its sole discretion, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders, be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation will implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation will implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action will be maintained by the Corporation.

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2.2 Annual Meeting

An annual meeting of the stockholders will be held each year on the date and at the time and place set by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

2.3 Special Meeting

Special meetings of the stockholders may be called at any time by the board of directors, the chairman of the board of directors, such person or persons as may be authorized by the articles of incorporation or these bylaws, or such person or persons duly designated by the board of directors whose powers and authority, as expressly provided in a resolution of the board of directors, include the power to call such meetings, but such special meetings may not be called by any other person.

2.4 Notice of Stockholders' Meetings

(a) Except to the extent otherwise required by law, all notices of meetings of stockholders will be in writing and will be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice will specify the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

(b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation will also be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent will be revocable by the stockholder by written notice to the Corporation. Any such consent will be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to recognize such revocation will not invalidate any meeting or other action.

(c) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation will be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent will be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within sixty (60) days of having been given written notice by the Corporation of its intention to send the single notice permitted under this subsection 2.4(c), will be deemed to have consented to receiving such single written notice.

(d) Sections 2.4(b) and (c) will not apply to any notice given to stockholders under sections 164 (notice of sale of shares of stockholder who failed to pay an installment or call on stock not fully paid), 296 (notice of disputed claims relating to insolvent corporations), 311 (notice of meeting of stockholders to revoke dissolution of corporation), 312 (notice of meeting of stockholders of corporation whose certificate of incorporation has been renewed or revived) and 324 (notice when stock has been attached as required for sale upon execution process) of the General Corporation Law of Delaware.

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2.5 Manner of Giving Notice; Affidavit of Notice

(a) Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the Corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given will, in the absence of fraud, be prima facie evidence of the facts stated therein.

(b) Notice given pursuant to this Section 2.5(b) will be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary, an assistant secretary or the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission will, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6 Quorum

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the chairman of the board of directors, or in the absence of such person, any officer entitled to preside at or to act as secretary of the meeting, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7 Adjournments; Notice

Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these bylaws by the chairman of the board of directors, or in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

2.8 Voting

The stockholders entitled to vote at any meeting of stockholders will be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Except as otherwise provided in the articles of incorporation, each stockholder will be entitled to one vote for each share of capital stock held by such stockholder, and the affirmative vote of a majority of the shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

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2.9 Waiver of Notice

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or the articles of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, will be deemed equivalent to notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver or any waiver by electronic transmission of notice unless so required by the articles of incorporation or these bylaws.

2.10 Stockholder Action by Written Consent Without a Meeting

Unless otherwise provided in the articles of incorporation, any action required by the General Corporation Law of Delaware to be taken at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder, proxyholder, or other person or persons authorized to act for a stockholder or proxyholder, will be deemed to be written, signed and dated for the purposes of this Section 2.10, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (a) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder, proxyholder, or other authorized person or persons, and (b) the date on which such stockholder, proxyholder or other authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted will be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission will be deemed to have been delivered until such consent is reproduced in paper form and until such paper form will have been delivered to the Corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office will be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the Corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction will be a complete reproduction of the entire original writing.

Prompt notice of the taking of the corporate action without a meeting by written consent will be given to those stockholders who have not consented in writing. If the action that is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section will state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

2.11 Record Date for Stockholder Notice; Voting; Giving Consents

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date that will not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

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If the board of directors does not so fix a record date:

(a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, will be the day on which the first written consent is expressed; and

(c) the record date for determining stockholders for any other purpose will be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

2.12 Proxies

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy will be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy will be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable will be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.13 List of Stockholders Entitled to Vote

The officer who has charge of the stock ledger of a corporation will prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation will not be required to include electronic mail addresses or other electronic contact information on such list. Such list will be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list will be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list will also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list will be provided with the notice of the meeting.

2.14 Stockholder Proposals

(a) Any stockholder wishing to bring any other business before a meeting of stockholders, including, but not limited to, the nomination of persons for election as directors, must provide notice to the Corporation not more than ninety (90) and not less than sixty (60) days before the meeting, in writing by registered mail, return receipt requested, of the business to be presented by the stockholder at the stockholders' meeting.

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(b) Any such notice will set forth the following as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, if such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the Corporation that are beneficially owned by such stockholder; and (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and (v) any material interest of the stockholder in such business. Notwithstanding the foregoing provisions of this Section 2.14, a stockholder will also comply with all applicable laws, rules and regulations, including, but not limited to, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.14. In the absence of such notice to the Corporation meeting the above requirements, a stockholder will not be entitled to present any business at any meeting of stockholders.

III. DIRECTORS

3.1 Powers

Subject to the provisions of the General Corporation Law of Delaware and any limitations in the articles of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation will be managed and all corporate powers will be exercised by or under the direction of the board of directors.

3.2 Number of Directors

The number of directors of the Corporation shall be not less than six (6) and may consist of such larger number as may be determined from time to time by the Board of Directors.

No reduction of the authorized number of directors will have the effect of removing any director before that director's term of office expires.

3.3 Election, Qualification and Term of Office of Directors

Except as provided in Sections 3.4 and 3.15 of these bylaws, directors will be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be residents of Delaware or stockholders unless so required by the articles of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Each director will be a natural person.

3.4 Resignation and Vacancies

Any director may resign at any time upon notice given in writing or electronic transmission to the Corporation. The acceptance of a resignation is not required to make it effective. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, will have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations will become effective, and each director so chosen will hold office as provided in this Section 3.4 in the filling of other vacancies.

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Unless otherwise provided in the articles of incorporation or these bylaws:

(a) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and

(b) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the articles of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the Corporation has no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

3.5 Place of Meetings; Meetings by Telephone

The board of directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.

3.6 Regular Meetings

Regular meetings of the board of directors may be held without notice at such time and at such place as will from time to time be determined by the board of directors.

3.7 Special Meetings; Notice

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board of directors, the president, any vice president, the secretary or any director.

Notice of the time and place of special meetings will be delivered either personally or by mail, telex, facsimile, telephone or electronic transmission to each director, addressed to each director at such director's address and/or phone number and/or electronic transmission address as it is shown on the records of the Corporation. If the notice is mailed, it will be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telex, facsimile, telephone or electronic transmission, it will be delivered by telephone or transmitted at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting if the meeting is to be held at the principal executive office of the Corporation. Notice may be delivered by any person entitled to call a special meeting or by an agent of such person.

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3.8 Quorum

At all meetings of the board of directors, a majority of the authorized number of directors will constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum will be the act of the board of directors, except as otherwise specifically provided by statute or by the articles of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 Waiver Of Notice

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the articles of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, will be deemed equivalent to notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or meeting of a committee of directors, need be specified in any written waiver of notice unless so required by the articles of incorporation or these bylaws.

3.10 Adjourned Meeting; Notice

If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.11 Board Action by Written Consent Without a Meeting

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing will be in paper form if the minutes are maintained in paper form and will be in electronic form if the minutes are maintained in electronic form.

3.12 Fees and Compensation of Directors

Unless otherwise restricted by the articles of incorporation or these bylaws, the board of directors will have the authority to fix the compensation of directors.

3.13 Removal of Directors

Unless otherwise restricted by statute, by the articles of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided that, whenever the holders of any class or classes of stock, or series thereof, are entitled to elect one or more directors by the provisions of the articles of incorporation, removal of any directors elected by such class or classes of stock, or series thereof, will be by the holders of a majority of the shares of such class or classes of stock, or series of stock, then entitled to vote at an election of directors.

No reduction of the authorized number of directors will have the effect of removing any director prior to the expiration of such director's term of office.

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3.14 Chairman of the Board of Directors

The Corporation may also have, at the discretion of the board of directors, a chairman of the board of directors. The chairman of the board will, if such a person is elected, preside at the meetings of the board of directors, and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the board of directors, or as may be prescribed by these bylaws.

3.15 Nominating Procedures

Nominations for the election of directors may only be made by the board of directors, by the nominating committee of the board of directors (or, if none, any other committee serving a similar function) or by any stockholder entitled to vote generally in elections of directors where the stockholder complies with the requirements of this Section 3.15. Any stockholder of record entitled to vote generally in elections of directors may nominate one or more persons for election as directors at a meeting of stockholders only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States certified mail, postage prepaid, to the secretary of the Corporation (i) with respect to an election to be held at an annual meeting of stockholders, not more than ninety (90) days nor less than sixty (60) days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth business day following the date on which notice of such meeting is first given to stockholders. Each such notice of a stockholder's intent to nominate a director or directors at an annual or special meeting will set forth the following: (A) the name and address, as they appear on the Corporation's books, of the stockholder who intends to make the nomination and the name and residence address of the person or persons to be nominated; (B) the class and number of shares of the Corporation which are beneficially owned by the stockholder; (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (E) such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the board of directors; and (F) the written consent of each nominee to be named in a proxy statement and to serve as director of the Corporation if so elected. No person will be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.15. If the chairman of the stockholders' meeting will determine that a nomination was not made in accordance with the procedures described by these bylaws, he will so declare to the meeting, and the defective nomination will be disregarded. Notwithstanding the foregoing provisions of this Section, a stockholder will also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section.

IV. COMMITTEES

4.1 Committees of Directors

The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the Corporation, will have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee will have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law of Delaware to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaws of the Corporation.

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4.2 Committee Minutes

Each committee will keep regular minutes of its meetings and report the same to the board of directors when required.

4.3 Meetings and Action of Committees

Meetings and actions of committees will be governed by, and be held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (adjourned meeting and notice), and Section 3.11 (board action by written consent without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees will also be given to all alternate members, who will have the right to attend all meetings of the committee. The board of directors may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

V. OFFICERS

5.1 Officers

The officers of the Corporation will be a chief executive officer, president, one or more vice presidents, a secretary and a treasurer, each of whom will be elected by the board of directors. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2 Election of Officers

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, will be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

5.3 Subordinate Officers

The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom will hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4 Removal and Resignation of Officers

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation will take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation will not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

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5.5 Vacancies in Offices

Any vacancy occurring in any office of the Corporation will be filled by the board of directors.

5.6 Chairman of the Board

The chairman of the board of directors will, if present, preside at meetings of the board of directors, and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. The chairman of the board of directors will be chosen by the board of directors. The chairman is ex-officio a member of all committees of the board of directors.

5.7 Chief Executive Officer

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. The chief executive officer shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors at which he or she is present. The chief executive officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8 President

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board or the chief executive officer, if there be such officers, the president shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. In the absence or nonexistence of the chief executive officer, he or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board and chief executive officer, at all meetings of the board of directors at which he or she is present. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws. The board of directors may provide in their discretion that the offices of president and chief executive officer may be held by the same person.

5.9 Vice Presidents

In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, will perform all the duties of the president and when so acting will have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents will have such other powers and perform such other duties as from time to time may be prescribed for them by the board of directors, these bylaws, the president or the chairman of the board.

5.10 Secretary

The secretary or an agent of the Corporation will keep or cause to be kept, at the principal executive office of the Corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes will show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary will keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

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The secretary will give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. The secretary will keep the seal of the Corporation, if one be adopted, in safe custody and will have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.11 Treasurer

The treasurer will be the chief financial officer of the Corporation. The treasurer will keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account will at all reasonable times be open to inspection by any director.

The treasurer will deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the board of directors. The treasurer will disburse the funds of the Corporation as may be ordered by the board of directors, will render to the president and directors, whenever they request it, an account of all of his or her transactions as treasurer and of the financial condition of the Corporation, and will have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.12 Representation of Shares of Other Corporations

The chairman of the board, the chief executive officer, the president, any vice president, the treasurer or the secretary of the Corporation, or any other person authorized by the board of directors or the chief executive officer, president or a vice president, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.13 Authority and Duties of Officers

In addition to the foregoing authority and duties, all officers of the Corporation will respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors.

5.14 Compensation

The officers of the Corporation will receive such compensation as will be fixed from time to time by the board of directors or a committee thereof. Unless otherwise determined by the board of directors, no officer is prohibited from receiving any compensation by reason of the fact that such officer is a director of the Corporation.

VI. INDEMNITY

6.1 Indemnification of Directors and Officers

The Corporation will, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware (as such law may from time to time be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights), indemnify each of its directors and officers (each such person sometimes referred to in this Section 6.1 as an "indemnitee") against Expenses (as herein defined), judgments, fines, penalties, ERISA excise taxes, settlements, loss, liability, and other amounts actually and reasonably incurred in connection with any Proceeding (as herein defined), arising by reason of such person's Official Capacity (as herein defined) or anything done or not done in such person's Official Capacity. For purposes of this Section 6.1, a director or officer of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director, officer, manager, member, partner, trustee, or other agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation that was a predecessor corporation or other entity of the Corporation or of another enterprise at the request of such predecessor corporation or entity. Such indemnification will include the right to receive payment of any Expenses incurred by the indemnitee in connection with any Proceeding in advance of its final disposition, consistent with the provisions of applicable law as then in effect. The right of indemnification provided in this Section 6.1 will not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled, and the provisions of this Section 6.1 will inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this Section 6.1 and will be applicable to Proceedings commenced or continuing after the adoption of this Section 6.1, whether arising from acts or omissions occurring before or after such adoption. In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions and remedies will apply with respect to advancement of Expenses and the right to indemnification under this Section 6.1. Indemnitee will be entitled to indemnification and advancement against all Expenses reasonably incurred for serving as a witness by reason of indemnitee's Official Capacity in any Proceeding with respect to which indemnitee is not a party.

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(a) Advancement of Expenses. All reasonable Expenses incurred by or on behalf of the indemnitee in connection with any Proceeding will be advanced to the indemnitee by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements will reasonably evidence the Expenses incurred by the indemnitee and, if required by law at the time of such advance, will include or be accompanied by an undertaking by or on behalf of the indemnitee to repay the amounts advanced if it should ultimately be determined that the indemnitee is not entitled to be indemnified against such Expenses pursuant to this Section 6.1.

(b) Procedure for Determination of Entitlement to Indemnification.

(i) To obtain indemnification under this Section 6.1, an indemnitee will submit to the secretary of the Corporation a written request, including such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the indemnitee's entitlement to indemnification will be made not later than sixty (60) days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The secretary of the Corporation will, promptly upon receipt of such a request for indemnification, advise the board of directors in writing that the indemnitee has requested indemnification, whereupon the Corporation will provide such indemnification, including without limitation advancement of Expenses, so long as the indemnitee is legally entitled thereto in accordance with applicable law.

(ii) The indemnitee's entitlement to indemnification under this Section 6.1 will be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum of the board of directors; (B) by a committee of such Disinterested Directors, even though less than a quorum of the board of directors; (C) by a written opinion of Independent Counsel (as hereinafter defined) if (x) a Change of Control (as hereinafter defined) will have occurred and the indemnitee so requests or (y) a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; (D) by the stockholders of the Corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination); or (E) as provided in paragraph (c) below.

(iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to paragraph (b)(ii) above, a majority of the Disinterested Directors will select the Independent Counsel, but only an Independent Counsel to which the indemnitee does not reasonably object; provided, however, that if a Change of Control will have occurred, the indemnitee will select such Independent Counsel, but only an Independent Counsel to which the board of directors does not reasonably object.

(iv) The only basis upon which a finding that indemnification may not be made is that such indemnification is prohibited by law.

(v) The Corporation will pay all costs associated with its determination of indemnitee's eligibility for indemnification.

(c) Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided in this Section 6.1, if a Change of Control will have occurred, the indemnitee will be presumed to be entitled to indemnification under this Section 6.1 upon submission of a request for indemnification together with the Supporting Documentation in accordance with paragraph (b)(i), and thereafter the Corporation will have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under paragraph (b)(ii) above to determine entitlement to indemnification will not have been appointed or will not have made a determination within sixty (60) days after receipt by the Corporation of the request therefor together with the Supporting Documentation, the indemnitee will be deemed to be entitled to indemnification and the indemnitee will be entitled to such indemnification unless (A) the indemnitee misrepresented a material fact, or omitted a material fact necessary to make indemnitee's statement not misleading, in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any Proceeding described in this Section 6.1, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, adversely affect the right of the indemnitee to indemnification or create a presumption that the indemnitee did not act in good faith and in a manner that the indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that the indemnitee had reasonable cause to believe that the indemnitee's conduct was unlawful.

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(d) Remedies of Indemnitee.

(i) In the event that a determination is made pursuant to paragraph (b)(ii) that the indemnitee is not entitled to indemnification under this Section 6.1: (A) the indemnitee will be entitled to seek an adjudication of his or her entitlement to such indemnification either, at the indemnitee's sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction, or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; (B) any such judicial Proceeding or arbitration will be de novo and the indemnitee will not be prejudiced by reason of such adverse determination; and (C) in any such judicial Proceeding or arbitration the Corporation will have the burden of proving that the indemnitee is not entitled to indemnification under this Section 6.1.

(ii) If a determination will have been made or is deemed to have been made, pursuant to paragraph (b)(ii) or (iii), that the indemnitee is entitled to indemnification, the Corporation will be obligated to pay the amounts constituting such indemnification within five (5) days after such determination has been made or is deemed to have been made and will be conclusively bound by such determination unless (A) the indemnitee misrepresented a material fact, or omitted a material fact necessary to make indemnitee's statement not misleading, in making the request for indemnification or in the Supporting Documentation, or (B) such indemnification is prohibited by law. In the event that: (X) advancement of Expenses is not timely made pursuant to paragraph (a); or (Y) payment of indemnification is not made within five (5) days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to paragraph (b)(ii) or (iii), the indemnitee will be entitled to seek judicial enforcement of the Corporation's obligation to pay to the indemnitee such advancement of Expenses or indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (A) or (B) of this clause (ii) (a "Disqualifying Event"); provided, however, that in any such action the Corporation will have the burden of proving the occurrence of such Disqualifying Event.

(iii) The Corporation will be precluded from asserting in any judicial Proceedings or arbitration commenced pursuant to this paragraph (d) that the procedures and presumptions of this Section 6.1 are not valid, binding and enforceable and will stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Section 6.1.

(iv) In the event that the indemnitee, pursuant to this paragraph (d), seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Section 6.1, the indemnitee will be entitled to recover from the Corporation, and will be indemnified by the Corporation against, any Expenses actually and reasonably incurred by the indemnitee if the indemnitee prevails in such judicial adjudication or arbitration. If it will be determined in such judicial adjudication or arbitration that the indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the indemnitee in connection with such judicial adjudication will be prorated accordingly.

(e) Definitions. For purposes of this Article VI:

(i) "Change in Control" means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control will be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least a majority of the members of the board of directors in office immediately prior to such acquisition; (ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the board of directors in office immediately prior to such transaction or event constitute less than a majority of the board of directors thereafter; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the board of directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the board of directors;

(ii) "Disinterested Director" means a director of the Corporation who is not a party to the Proceeding in respect of which indemnification or advancement of Expenses is sought by the indemnitee;

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(iii) "Expenses" will include all direct and indirect costs including, but not limited to, attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, advisory fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with investigating, prosecuting, defending (or preparing to investigate, prosecute or defend) a Proceeding, or being or preparing to be a witness in a Proceeding;

(iv) "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five (5) years has been, retained to represent: (A) the Corporation or the indemnitee in any matter material to either such party or (B) any other party to the Proceeding giving rise to a claim for indemnification under this Section 6.1. Notwithstanding the foregoing, the term "Independent Counsel" will not include any person who, under the applicable standards of professional conduct then prevailing under such persons relevant jurisdiction of practice, would have a conflict of interest in representing either the Corporation or the indemnitee in an action to determine the indemnitee's rights under this Section 6.1;

(v) "Official Capacity" means indemnitee's corporate status as an officer and/or director and any other fiduciary capacity in which indemnitee serves the Corporation, its subsidiaries or affiliates, and any other entity which indemnitee serves in such capacity at the request of any of the Corporation's board of directors or any committee of its board of directors, chief executive officer, chairman of the board of directors, or president. "Official Capacity" also refers to all actions which indemnitee takes or does not take while serving in such capacity; and

(vi) "Proceeding" includes any actual or threatened inquiry, investigation, action, suit, arbitration, or any other such actual or threatened action or occurrence, whether civil, criminal, administrative or investigative.

(f) Invalidity; Severability; Interpretation. If any provision or provisions of this Section 6.1 will be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Section 6.1 (including, without limitation, all portions of any paragraph of this Section 6.1 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) will not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Section 6.1 (including, without limitation, all portions of any paragraph of this Section 6.1 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid; illegal or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Reference herein to laws, regulations or agencies will be deemed to include all amendments thereof, substitutions therefor and successors thereto.

(g) Contractual Rights; Applicability. The right to be indemnified or to the reimbursement or advancement of Expenses pursuant hereto (i) is a contract right based upon good and valuable consideration, pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and the director or officer, (ii) is intended to be retroactive and will be available with respect to events occurring prior to the adoption hereof, and (iii) will continue to exist after the rescission or restrictive modification hereof.

6.2 Indemnification of Others

The Corporation will have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its officers, employees and agents (other than directors) against Expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any Proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an officer, employee or agent of the Corporation (other than a director) includes any person (a) who is or was an officer, employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as a director, officer, manager, member, partner, trustee, employee or other agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, or (c) who was an officer, employee or agent of a corporation that was a predecessor corporation or other entity of the Corporation or of another enterprise at the request of such predecessor corporation or entity.

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6.3 Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, manager, member, partner, trustee, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

VII. RECORDS AND REPORTS

7.1 Maintenance and Inspection of Records

The Corporation will, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, will, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose will mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath will be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath will be directed to the Corporation at its registered office in Delaware or at its principal place of business.

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation will so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the articles of incorporation, these bylaws or the General Corporation Law of Delaware. When records are kept in such manner, a clearly legible paper form or by means of the information storage device or method will be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper record of the same information would have been, provided that the paper form accurately portrays the record.

7.2 Inspection by Directors

Any director will have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

VIII. GENERAL MATTERS

8.1 Checks

From time to time, the board of directors will determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized will sign or endorse those instruments.

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8.2 Execution of Corporate Contracts and Instruments

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee will have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3 Stock Certificates

The shares of the Corporation will be represented by certificates, provided that the board of directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock will be uncertificated shares. Any such resolution will not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares will be entitled to have a certificate signed by, or in the name of the Corporation by the chairman of the board of directors, or the president or vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The stock certificates of the Corporation will be numbered and registered in the share ledger and transfer books of the corporation as they are issued. Any or all of the signatures on the certificate may be a facsimile.

8.4 Lost Certificates

Except as provided in this Section 8.4, no new certificates for shares will be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.5 Construction; Definitions

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware will govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, the masculine includes the feminine, and the term "person" includes both a corporation and a natural person.

8.6 Dividends

The directors of the Corporation, subject to any rights or restrictions contained in the articles of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes will include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

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8.7 Fiscal Year

The fiscal year of the Corporation will end on September 30.

8.8 Seal

The Corporation may adopt a corporate seal which may be altered as desired, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

8.9 Transfer of Stock

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it will be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.10 Stock Transfer Agreements and Restrictions

The Corporation will have the power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

8.11 Electronic Transmission

For purposes of these bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

IX. AMENDMENTS

9.1 By the Stockholders

These bylaws may be amended, altered, or repealed at any regular or special meeting of the stockholders if notice of the proposed alteration or amendment is contained in the notice of the meeting.

9.2 By the Board of Directors

These bylaws may be amended, altered, or repealed by the affirmative vote of a majority of the entire board of directors at any regular or special meeting of the board of directors.

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